SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. _____)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant       /_/

Check the appropriate box:

/_/    Preliminary Proxy Statement        /_/  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

/X/       Definitive Proxy Statement
/_/       Definitive Additional Materials
/_/       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PAX WORLD HIGH YIELD FUND, INC.
                (Name of Registrant as Specified In Its Charter)

         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required
   /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

             -----------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------

         (5) Total fee paid:

            ---------------------------------------------------------------


   /_/      Fee paid previously with preliminary materials:

   /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount previously paid:

                 --------------------------------------------------------------

            (2)  Form, Schedule or Registration no.:

                 --------------------------------------------------------------

            (3)  Filing party:

                 --------------------------------------------------------------


            (4)  Date filed:

                --------------------------------------------------------------

                         PAX WORLD HIGH YIELD FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 8, 2000

                                TABLE OF CONTENTS

                                                                           Page
                                                                          ------

President's Letter.........................................................  1
Notice of Annual Meeting...................................................  2
Proxy Statement............................................................  3
Proposal 1 -  To Elect a Board of Six Directors............................  5
Proposal 2 -  To Ratify the Selection of Pannell Kerr Forster PC
              as Independent Public Accountants of the Fund................  8
Other Business.............................................................  8
Expenses of Proxy Solicitation.............................................  8
Security Ownership of Certain Beneficial Owners and Management ............  9
Additional Information.....................................................  9

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

To the Pax World High Yield Fund Shareholders:

         As an investor in the Pax World High Yield Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 12:00 p.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of six Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000 and (iii) to transact such other business as may properly come before the Meeting.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                        Sincerely,

                                                        THOMAS W. GRANT
                                                        President


Pax World High Yield Fund, Inc.
April 24, 2000

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 8, 2000

                                 --------------

         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World High Yield Fund, Inc. (the "Fund") will be held at 12:00 p.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

         (1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000;

         (3) To transact such other business as may properly come before such annual meeting or any adjournment thereof.

         The close of business on April 20, 2000 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                       By Order of the Board of Directors

                                       LEE D. UNTERMAN
                                       Secretary


April 24, 2000
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
                POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR
                       ON THE INTERNET AS DESCRIBED IN THE
                           ENCLOSED PAMPHLET.

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World High Yield Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 12:00 p.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 20, 2000, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 684,936.421 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE MANAGEMENT REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Pannell Kerr Forster PC, the Company's independent public accountants, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy will vote the same FOR Proposals 1, 2 and 3 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2 and 3. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 8, 2000 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such meeting if a majority of the number of shares of the Fund represented in person or by proxy at such meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such meeting.

         This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year which ended December 31, 1999 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at http://www.paxfund.com or visiting the Securities and Exchange Commission's web site at http://www.sec.gov for such purpose.

         As of the record date, no Shareholder, to the knowledge of the Fund, except for (i) H. G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm the Fund may utilize to execute security transactions,
(ii) Lutheran World Relief Inc., and (iii) Pax World Management Corp., the Fund's adviser, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

        IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID
                ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET
                      AS DESCRIBED IN THE ENCLOSED PAMPHLET
                            AS PROMPTLY AS POSSIBLE.

                 PROPOSAL 1 -- TO ELECT A BOARD OF SIX DIRECTORS

                                 ---------------

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at six. It is intended that the accompanying proxy will be voted for the election as Directors of the six nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those six nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

--------------------------------------------------------------------------------------------------------------------
                                                                                                Approximate Fund
                                                                                                  Shares Owned
               Name, Age, Address and Principal Occupation                   Director Since    Beneficially and/or
                                                                                               of Record on April
                                                                                                    20, 2000
--------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr., age 61, 867 Remsen Lane, Oyster Bay, NY 11771, has           1999                 0.000
been a private investor since 1995.  Prior to that, Mr. Doerge was an
Executive Vice President and Managing Director of Smith Barney for
approximately twenty -four years.   Mr. Doerge is also a member of the
Board of Directors of Pax World Fund, Incorporated and Pax World Growth
Fund, Inc..
--------------------------------------------------------------------------------------------------------------------
*Thomas W. Grant, age 58, 14 Wall Street, New York, NY 10005, the                 1999                 0.000
President of the Fund, is also the Vice Chairman of the Board and
President of Pax World Fund, Incorporated, the President of Pax World
Growth Fund, Inc., the President of Pax World Money Market Fund, Inc.,
the President of Pax World Management Corp., the Fund's adviser (the
"Adviser"), and the President of H. G. Wellington & Co., Inc.  Mr. Grant
has been associated with H. G. Wellington & Co., Inc. since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer.  His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds.  Mr. Grant is a graduate of the University
of North Carolina (BA).    Mr. Grant is also a member of the Board of
Directors of Pax World Fund, Incorporated and Pax World Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
John L. Kidde, age 65, c/o KDM Development Corporation, Suite 5-D, 209            1999             1,016.043
Cooper Avenue, Upper Montclair, NJ 07043, is the President of KDM
Development Corporation and has been associated with that company since
1988.  Mr. Kidde is also a member of the Board of Directors of Pax World
Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
James M. Large, Jr., age 68, c/o Dime Bancorp, Inc., 589 Fifth Avenue,           1999                  0.000
New
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
York, NY 10017, is the Chairman Emeritus, Dime Bancorp, Inc.   Mr.
Large was the Chairman of Dime Bancorp, Inc. from 1997 to 1998, the
Chairman and Chief Executive Officer of Dime Bancorp, Inc. from 1995 to
1996, and the Chairman and Chief Executive Officer of Anchor Savings Bank /
Anchor Bancorp from 1989 to 1995.
--------------------------------------------------------------------------------
*+Laurence A. Shadek, age 50, 14 Wall Street, New York, NY 10005, the               1999                    425,044.39#
Chairman of the Board of Directors of the Fund, is also the Chairman of the Board of Pax World Fund, Incorporated, the Chairman of the Board of
Pax World Growth Fund, Inc., an Executive Vice President of Pax World
Money Market Fund, Inc., the Chairman of the Board of  the Adviser, and
an Executive Vice-President of H. G. Wellington & Co., Inc.  Mr. Shadek,
together with members of his family, owns all of the outstanding shares of capital stock of the Adviser and a 26.67% interest in H. G. Wellington
& Co., Inc.  Mr. Shadek has been associated with H. G. Wellington & Co.,
Inc. since March 1986 and was previously associated with Stillman,
Maynard & Co., where he was a general partner.  Mr. Shadek's investment experience includes twelve years as a limited partner and Account
Executive with the firm Moore & Schley.  Mr. Shadek is a graduate of
Franklin & Marshall College (BA) and New York University, School of
Graduate Business Administration (MBA).  Mr. Shadek is also a member of the Board of Directors of Pax World Fund, Incorporated and Pax World
Growth Fund, Inc.
--------------------------------------------------------------------------------
Esther J. Walls, M.L.S., age 73, Apartment 29-J, 160 West End Avenue, New            1999                    0.000
York, NY 10023, was Associate Director of Libraries, State University of
New York, Stoney Brook, Long Island, NY, which position she held from
1974 to 1990.  Ms. Walls is also a member of the Board of Directors of
Pax World Fund, Incorporated.
--------------------------------------------------------------------------------

* "Interested person", as defined by the Investment Company Act of 1940 as amended.
+  "Controlling person" of the Adviser.
#  Includes shares of the Fund owned of record by the Adviser and
   H. G. Wellington & Co., Inc.

         The Fund currently pays each non-officer Director a fee of $1,000.00, and each officer Director a fee of $300.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by Pax World Fund, Incorporated, Pax World Growth Fund, Inc., the Fund and Pax World Money Market Fund, Inc. in 1999 and travel expenses reimbursed by Pax World Fund, Incorporated, Pax World Growth Fund, Inc., the Fund and Pax World Money Market Fund, Inc. in 1999 to members of the Board of Directors are as follows:

----------------------------------------------------------------------------------------------------------
                             Pax World Fund,    Pax World Growth     Pax World High     Pax World Money
                              Incorporated         Fund, Inc.       Yield Fund, Inc.   Market Fund, Inc.
----------------------------------------------------------------------------------------------------------
Mr. Carl H. Doerge, Jr.         $5,327.00          $4,380.00             $0.00           Not Applicable
----------------------------------------------------------------------------------------------------------

Mr. Thomas W. Grant             $2,136.00          $1,278.00             $0.00           Not Applicable
----------------------------------------------------------------------------------------------------------

Mr. John L. Kidde            Not Applicable        $4,378.00             $0.00           Not Applicable
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Mr. James. M. Large, Jr.     Not Applicable      Not Applicable          $0.00           Not Applicable
----------------------------------------------------------------------------------------------------------

Mr. Laurence A. Shadek          $2,136.00          $1,278.00             $0.00           Not Applicable
----------------------------------------------------------------------------------------------------------

Ms. Esther J. Walls             $4,310.00        Not Applicable          $0.00           Not Applicable
----------------------------------------------------------------------------------------------------------


         All of the issued and outstanding shares of capital stock of Pax World Management Corp., the Fund's adviser (the "Adviser") are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in
H. G. Wellington & Co., Inc., a brokerage firm that the Fund may utilize to execute security transactions ("H. G. Wellington"). Brokerage commissions paid by the Fund to H. G. Wellington during the period October 13, 1999 (the date investment operations commenced) to December 31, 1999 totaled $1,044 (11.1% of total commissions for the period). Thomas W. Grant, the President of H. G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

         The Board of Directors of the Fund held a total of two (2) meetings during the period June 15, 1999 (the date of incorporation of the Fund) and December 31, 1999. The Board has an Audit Committee consisting of Carl H. Doerge, Jr. and an Investment Committee consisting of Messrs. Laurence A. Shadek and Thomas W. Grant and Ms. Diane Keefe (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has the responsibility of overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. Since the Fund was newly created in 1999, the functions of the Audit Committee and the Investment Committee during the period June 15, 1999 (the date of incorporation of the Fund) to December 31, 1999 were performed by the management and officers of the Fund.

         Along with those Directors and Officers mentioned above, the following are Officers of the Fund.

------------------------------------------------------------------------------------------------------------------
                         Name, Age, Address and Principal Occupation                                 Position
------------------------------------------------------------------------------------------------------------------
Anita D. Green, age 35, c/o Pax World Management Corp. 222 State Street, Portsmouth, NH         Assistant
03801-3853, serves as Manager-Shareholder Services for the Pax World Fund Family and Pax        Treasurer (since
World Management Corp. (1990-present).  Ms. Green is also Co-Treasurer of Pax World             1999)
Management Corp. (1998-present) and Pax World Fund, Incorporated (1998-present) and Assistant
Treasurer of Pax World Growth Fund, Inc. (1997-present) and the Fund (1999-present).
------------------------------------------------------------------------------------------------------------------
*James M. Shadek, age 47, 14 Wall Street, New York, NY 10005; serves as an Account Executive    Treasurer (since
at H.G. Wellington & Co., Inc. (1986-present) and Senior Vice President for Social Research     1999)
at Pax World Management Corp. (1996-present).  Mr. Shadek is also Treasurer of Pax World
Growth Fund, Inc. (1997-present) and the Fund (1999-present).
------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates, age 30, c/o Pax World Management Corp.,  222 State Street, Portsmouth,     Assistant
NH 03801-3853, serves as Operations Manager for the Pax World Fund Family and Pax World         Treasurer (since
                                                                                                           1999)

------------------------------------------------------------------------------------------------------------------
Management Corp. (1992-present).  Ms. Spates is also Co-Treasurer of Pax World Management
1999) Corp. (1998-present) and Pax World Fund, Incorporated (1998-present) and Assistant
Treasurer of Pax World Growth Fund, Inc. (1997-present) and the Fund (1999-present).
------------------------------------------------------------------------------------------------------------------
Lee D. Unterman, age 49, c/o Bresler, Goodman & Unterman, LLP, 521 Fifth Avenue, New York, NY         Secretary
Secretary (since 10175, serves as Secretary to the Pax World Fund, Incorporated (1997-present),       (since 1999)
Pax World 1999) Growth Fund, Inc. (1997-present) and the Fund (1999-present). Mr. Unterman is a Partner at the law firm of Bresler Goodman & Unterman, LLP, New York, NY (1997-present)
and was a Partner at the law firm of Broudy & Jacobson, New York, NY (1988-1997).
------------------------------------------------------------------------------------------------------------------

*Designates an "Interested" officer or director, as defined in the Investment Company Act, by reason of his or her affiliation with the Adviser.

        PROPOSAL 2 -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER PC
                  AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

                                 ---------------

         The Board of Directors has unanimously approved the selection of Pannell Kerr Forster PC ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 2000 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had since the inception of the Fund, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

Title of Class  Name and Address of          Amount and Nature        Percent of
                Beneficial Owner             of Beneficial Ownership    Class

Common Stock    H. G. Wellington & Co., Inc.        53,257.292          7.776%
                14 Wall Street                 shares of the Common
                New York, NY 10005              Stock of the Fund

Common Stock    Lutheran World Relief Inc.          37,313.433          5.448%
                700 Light Street               shares of the Common
                Baltimore, MD 21230             Stock of the Fund

Common Stock    Pax World Management Corp.         371,787.100         54.281%
                222 State Street               shares of the Common
                Portsmouth, NH 03601            Stock of the Fund


                             ADDITIONAL INFORMATION

         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Act; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                         PAX WORLD HIGH YIELD FUND, INC.
                                 C/O PFPC, INC.
                                  P.O. BOX 9426
                              WILMINGTON, DE 19899

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 8, 2000

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF PAX WORLD HIGH YIELD FUND, INC.

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World High Yield Fund, Inc. held on record by the undersigned on April 20, 2000, at the annual meeting of shareholders to be held on Thursday, June 8, 2000 or at any adjournment or adjournments thereof.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER: 999 9999 9999 999

                           NOTE: Please sign exactly as name
                           appears above. When shares are held
                           by joint tenants, both should sign.
                           When signing as attorney, executor,
                           administrator, trustee or guardian,
                           please give full title as such. If a
                           corporation, please sign in full
                           corporate name by President or other
                           authorized officer. If a
                           partnership, please sign in
                           partnership name by authorized
                           person. PLEASE DO NOT INDICATE
                           ADDRESS CORRECTIONS OR CHANGES,
                           REGISTRATION CHANGES OR ANY OTHER
                           INFORMATION ON THIS CARD.

                           ------------------------------------
                           Signature

                           ------------------------------------
                           Signature of joint owner, if any

                                                         , 2000
                           ------------------------------
                           Date


                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
               PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE
                   OR VOTE BY TELEPHONE OR ON THE INTERNET AS
                   DESCRIBED IN THE ENCLOSED PAMPHLET.

                         PAX WORLD HIGH YIELD FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 8, 2000

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 AND 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PROPOSALS:

   1.  To elect the following six nominees as Directors of the Fund:

       01 Carl H. Doerge, Jr.      02 Thomas W. Grant         03 John L. Kidde
       04 James M. Large, Jr.      04 Laurence A. Shadek      05 Esther J. Walls

           [  ]   FOR ALL

           [  ]   WITHHELD ALL

           [  ]   FOR ALL EXCEPT

           To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and write the nominee(s) number on the line below:

           ----------------------------------------------


   2. To ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund.

                   [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

   3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

                         Please sign on the reverse side

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